SETTLEMENT AGREEMENT AND MUTUAL RELEASE

      This Settlement and Release Agreement (the "Agreement") is made this ___ day of October, 2005, by and between The Lash Group, Inc. ("Lash"), Molecular Diagnostics, Inc. ("MDI") and Peter Gombrich ("Gombrich") (Lash, MDI and Gombrich hereinafter collectively referred to as the "Parties").

                                    RECITALS

      WHEREAS, on or about February 15, 2002, the Parties entered into an agreement; and

      WHEREAS, Lash alleges to have provided certain consulting services to MDI and that MDI has failed to compensate Lash for those services; and

      WHEREAS, a dispute has arisen between the Parties relating to their respective obligations under the Agreement and with regard to services provided by Lash (the "Dispute"); and

      WHEREAS, the Parties have agreed to settle the Dispute and thereby to resolve finally and completely all issues arising out of their current and prior dealings.

                         AGREEMENT AND RELEASE OF CLAIMS

      NOW, THEREFORE, in consideration of the various mutual promises and undertakings set forth herein, the Parties agree as follows:

      1. MDI and Gombrich shall each execute a Confession of Judgment, a true and accurate copy of which is attached hereto as Exhibit A and incorporated herein by reference (the "Confession of Judgment").


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

      2. Lash, on behalf of Lash and any person or entity claiming by or through it, does hereby release MDI and Gombrich and the "Other Released Parties" as defined below from any and all claims, demands, actions and causes of action arising out of or relating to the Dispute, known or unknown, from the beginning of time to the date of this Settlement Agreement, except for the obligations arising out of this Settlement Agreement and the Confession of Judgment. The term "Other Released Parties" as used in this paragraph shall include any and all legal representatives, employees, agents, officers, directors, successors, affiliated companies and assigns of MDI.

      3. Upon receipt of the full Settlement Amount (as such term is defined in the Confession of Judgment) Lash does hereby release MDI, Gombrich and the "Other Released Parties" from any and all claims, demands, actions or causes of action arising out of or relating to the Dispute and until the Settlement Amount is paid in full, Lash reserves its rights under the Confession of Judgment. The term "Other Released Parties" as used in this paragraph shall include any and all legal representatives, employees, agents, officers, directors, successors, affiliated companies and assigns of MDI.

      4. Gombrich, on behalf of himself and any person or entity claiming by or through him, does hereby release Lash and the Other Released Parties from any and all claims, demands, actions and causes of action arising out of or relating to the Dispute, known or unknown, from the beginning of time to the date of this Settlement Agreement. The term "Other Released Parties" as used in this paragraph shall include any and all legal representatives, employees, agents, officers, directors, successors, affiliated companies and assigns of Lash. Nothing contained in this agreement is intended to release any past, current, or future claims that Gombrich has or may have against MDI.

      5. MDI, on behalf of itself and any person or entity claiming by or through them, does hereby release Lash and the Other Released Parties from any and all claims, demands, actions and causes of action arising out of or relating to the Dispute, known or unknown, from the beginning of time to the date of this Settlement Agreement. The term "Other Released Parties" as used in this paragraph shall include any and all legal representatives, employees, agents, officers, directors, successors, affiliated companies and assigns of Lash. Nothing contained in this agreement is intended to release any past, current, or future claims that MDI has or may have against Gombrich.


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      6. MDI, Lash and Gombrich  respectively  warrant and  represent  that they have not assigned, transferred or conveyed in any manner any claims or rights released by this Settlement Agreement, and each of them agree to indemnify and hold the other harmless from any breach of this representation and warranty.

      7. This Settlement Agreement shall not be filed with the court in the Action.

      8. This Settlement Agreement shall be governed by and interpreted in accordance with the laws of the State of North Carolina as they are applied to contracts made and to be wholly performed in this State, without regard to any choice of law rules to the contrary.

      9. This Settlement Agreement represents the entire agreement of the parties and may not be amended orally.

      10. The Parties entered into this Settlement Agreement freely and have not in any way relied upon the advice of any representative of the other Parties or anyone associated with the other Parties.

      11. This Settlement Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, administrators, successors, employees and assigns.

      12. The invalidity or unenforceability of any particular provision of this Settlement Agreement shall not affect the other provisions hereof, and this Settlement Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.


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      13.  Nothing in this  Settlement  Agreement  shall not be  construed as an admission of liability on behalf of Gombrich or MDI.


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

                              MOLECULAR DIAGNOSTICS, INC.


                              By:
                                  --------------------------------
                              Title:
                                    ------------------------------
                              Date:
                                   -------------------------------


STATE OF _________________________

COUNTY OF _______________________

      I, __________________, a Notary Public for said county and state, do hereby certify that ________________ on behalf of Molecular Diagnostics, Inc., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

      Witness   my  hand   and   official   seal,   this   the   _____   day  of
____________________, 2005.

                                    -------------------------------
                                    Notary Public

My Commission Expires: ________________


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

                              ------------------------------------
                              PETER GOMBRICH

                              Date:
                                   -------------------------------

STATE OF _________________

COUNTY OF _______________

      I, __________________, a Notary Public for said county and state, do hereby certify that Peter Gombrich personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

      Witness   my  hand   and   official   seal,   this   the   _____   day  of
__________________, 2005.

                                    -------------------------------
                                    Notary Public

My Commission Expires: ________________


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


                              THE LASH GROUP, INC.

                              By:
                                  --------------------------------
                              Title:
                                    ------------------------------
                              Date:
                                   -------------------------------


STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

      I, __________________, a Notary Public for said county and state, do hereby certify that ________________ on behalf of The Lash Group, Inc., personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

      Witness   my  hand   and   official   seal,   this   the   _____   day  of
____________________, 2005.

                                    -------------------------------
                                    Notary Public

My Commission Expires: ________________


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